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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 August 9, 2000
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                Date of Report (Date of earliest event reported)



                       Illinois Superconductor Corporation
             (Exact name of registrant as specified in its charter)




      Delaware                             0-22302             36-3688459
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(State or other jurisdiction     (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)



           451 Kingston Court, Mt. Prospect, Illinois          60056
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         (Address of principal executive offices)            (Zip Code)



                                 (847) 391-9400
                        ---------------------------------
                         (Registrant's telephone number)



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ITEM 5. OTHER EVENTS.

         1. On August 9, 2000, Illinois Superconductor Corporation issued a press release announcing its acquisition of Spectral Solutions, Inc. ("SSI"), pursuant to a merger agreement executed and announced last May, and the appointment of Dr. Richard Herring, Chief Executive Officer of SSI prior to the merger, to the Company's Board of Directors. A copy of the August 9, 2000 press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Items (a) and (b) are inapplicable.


         (c)      Exhibits.

         99.1 Press Release issued by Illinois Superconductor Corporation on August 9, 2000 announcing the acquisition of Spectral Solutions, Inc. and the appointment of Dr. Richard Herring to the Company's Board of Directors.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  ILLINOIS SUPERCONDUCTOR CORPORATION


                  By:             /s/  CHARLES WILLES
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                       Charles Willes, Chief Financial Officer



Dated: August 10, 2000


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                                  EXHIBIT INDEX



EXHIBIT NO.                         DESCRIPTION
-----------                         -----------


99.1 Press Release issued by Illinois Superconductor Corporation on August 9, 2000 announcing the acquisition of Spectral Solutions, Inc. and the appointment of Dr. Richard Herring to the Company's Board of Directors.